Exhibit 99.2

CRYOCANN USA CORPORATION

FINANCIAL STATEMENTS

March 31, 2021 and 2020

CRYOCANN USA CORPORATION

CRYOCANN USA CORPORATION

BALANCE SHEETS

	March 31, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$14,411	$5,706
Short-term investments	10,000	10,000
Total current assets	24,411	15,706
Property and equipment	1,792	1,999
Total assets	$26,203	$17,705

LIABILITIES AND OWNERS’ EQUITY

Current liabilities:
Accounts payable and accrued expenses	$62,240	$46,165
Customer deposits	1,155,100	902,100
Interest payable - related parties	-	8,000
Notes payable - related parties	4,570	44,570
Total current liabilities	1,221,910	1,000,835

Total liabilities	1,221,910	1,000,835

Commitments and contingencies

Owners’ equity:
Capital stock	304,500	304,500
Accumulated deficit	(1,500,207)	(1,287,630)
Total owners’ equity	(1,195,707)	(983,130)
Total liabilities and owners’ equity	$26,203	$17,705

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS

CRYOCANN USA CORPORATION

STATEMENTS OF OPERATIONS

	Three Months Ended March 31,
	2021	2020

Operating Expenses:
Research and development	$2,000	$-
General and administrative	210,577	103
Total operating expenses	212,577	103
Net loss	$(212,577)	$(103)

Basic weighted average common shares outstanding	4,800	1,000

Diluted weighted average common shares outstanding	-	-

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS

CRYOCANN USA CORPORATION

STATEMENT OF CHANGES IN OWNERS’ EQUITY

	Shares	Owners’ Contributions	Accumulated Deficit	Total Owners’ Equity
Balance at December 31, 2020	4,800	$304,500	$(1,287,630)	$(983,130)
Net loss	-	-	(212,577)	(212,577)
Balance at March 31, 2021	4,800	$304,500	$(1,500,207)	$(1,195,707)

	Shares	Owners’ Contributions	Stock Subscription Receivable	Accumulated Deficit	Total Owners’ Equity
Balance at December 31, 2019	1,000	$1,000	$(1,000)	$(4,570)	$(3,570)
Issuances of common stock	-	-	1,000	-	-
Net loss	-	-	-	(103)	(103)
Balance at March 31, 2020	1,000	$1,000	$-	$(4,673)	$(3,673)

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS

CRYOCANN USA CORPORATION

STATEMENTS OF CASH FLOWS

	Three Months Ended March 31,
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(212,577)	$(103)
Change in operating assets and liabilities:
Accounts payable and accrued expenses	16,075	-
Net cash used in operating activities	(196,502)	(103)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from customer deposits	253,207	-
Net cash provided by investing activities	253,207	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuances of common stock	-	1,000
Proceeds from issuance of notes payable - related parties	-	-
Repayment of notes payable - related parties	(40,000)	-
Repayment of interest payable - related parties	(8,000)	-
Net cash (used in) provided by financing activities	(48,000)	1,000

Net increase in cash	8,705	897
Cash at beginning of period	5,706	-
Cash at end of period	$14,411	$897

Supplemental cash flow information:
Cash paid for income taxes	[-]	[-]

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS

CRYOCANN USA CORPORATION

NOTES TO THE FINANCIAL STATEMENTS

Note 1 - Nature of Operations

Universal Modular Solutions was incorporated in the State of California on April 19, 2019. In 2020, Universal Modular Solutions changed its name to CryoCann USA Corporation (the “Company”). The Company amended its Articles of Incorporation in the State of California to be under the name CryoCann USA Corporation on February 10, 2020. The Company is headquartered in Santa Ana, California.

The Company is a designer and seller of cannabis (including hemp) equipment used in the harvesting, drying, refinement, and extraction processes. The Company’s is focused on advancing their CryoMass Refinement Systems (“Refinement Systems”), which uses the Company’s patented technology to freeze the entire cannabis plant, and fully separates various parts of the plant, including THC and CBD.

While incorporated in 2019, the Company did not begin operations until amending their articles of incorporation in 2020. However, Management did note that the Company did engage in a transaction in 2019 in which a loan was entered into with a related party to assist with start up and organizational costs during the Company’s inception. As a result, the Company has presented comparative financial statements for the years ending December 31, 2020 and December 31, 2019, noting that the only activity during 2019 is the related party loan payable.

Note 2 - Liquidity and Going Concern

As of March 31, 2021, the Company had $14,411 in cash and cash equivalents. Net cash used in operating activities was $196,265 for the three months ended March 31, 2021. Net loss for the three months ended March 31, 2021 was $212,577. As of March 31, 2021, the Company had an accumulated deficit of $1,500,207. The Company has historically funded its operations through issuances of equity securities and the Company plans to support its operations by continuing to raise the additional capital until the planned operating results are achieved. The Company has incurred substantial losses and negative cash flows from operations to date and expects to incur operating losses for the foreseeable future as it expands its commercialization efforts of its current product. The Company is unable to predict the extent of any future losses or when the Company will become profitable, if at all.

These financial statements have been prepared under the assumption that the Company will continue as a going concern. Due to the Company’s recurring and expected continuing losses from operations, the Company has concluded there is substantial doubt in the Company’s ability to continue as a going concern within one year of the issuance of these financial statements without additional capital becoming available to attain further operating efficiencies and, ultimately, to generate profitability. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The Company will be required to raise additional capital to continue to support its operations at the current cash expenditure levels; however, the Company cannot be certain that additional funding will be available on acceptable terms, or at all. To the extent that the Company raises additional funds by issuing equity securities, its stockholders may experience significant dilution. Any debt financing, if available, may include potential dilutive instruments and include restrictive covenants that impact the Company’s ability to conduct business. If the Company is unable to raise additional capital when required or on acceptable terms, the Company may have to (i) significantly scale back its current operations and/or commercialization efforts or (ii) relinquish or otherwise dispose of rights to technologies or products on unfavorable terms. Management believes there is sufficient funds to support the activities of CryoCann as of March 31, 2021.

CRYOCANN USA CORPORATION

NOTES TO THE FINANCIAL STATEMENTS

Note 3 - Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements have been prepared in accordance with GAAP. The Company has one subsidiary in CryoCann USA Corporation Nevada (“CryoCann Nevada”), however, there has been no activity for CryoCann Nevada to date and for the three months ended March 31, 2021. The Company operates as one segment from its corporate headquarters in California.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value Measurements

Certain assets and liabilities of the Company are carried at fair value under GAAP. Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. Financial assets and liabilities carried at fair value are to be classified and disclosed in one of the following three levels of the fair value hierarchy, of which the first two are considered observable and the last is considered unobservable:

●	Level 1: Quoted prices (unadjusted) in active markets that are accessible at the measurement date for identical assets or liabilities.

●	Level 2: Observable prices that are based on inputs not quoted on active markets but corroborated by market data.

●	Level 3: Unobservable inputs which are supported by little or no market activity and values determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant judgment or estimation.

The carrying values reported in the consolidated balance sheets for cash, prepaid expenses, accounts payable, accrued expenses, and customer deposits approximate fair values because of the immediate or short-term maturities of these financial instruments. There were no other assets or liabilities that require fair value to be recalculated on a recurring basis.

CRYOCANN USA CORPORATION

NOTES TO THE FINANCIAL STATEMENTS

Cash and Cash Equivalents

The Company considers all highly liquid investing instruments, which consist solely of certificate of deposits, purchased with an original maturity of three months or less to be cash equivalents. Cash is maintained at financial institutions and, at times, balances may exceed federally insured limits. The Company has not experienced any losses related to these balances.

Short-term investments

Investments with maturities greater than 90 days but less than one year are classified as short-term investments on the consolidated balance sheets and consist of certificates of deposit. Accrued interest on certificates of deposit are also classified as short term investment.

Our short-term investments are considered available for use in current operations, are classified as available-for-sale securities. Available for sale securities are carried at fair value. The certificates of deposit have a maturity date of August 13, 2021. No unrealized gain or loss was recorded on available for sale securities for the three ended March 31, 2021 and 2020.

Related Party Accounts Receivable

During the three months ended March 31, 2021, the Company advanced $11,342 to an employee. As of March 31, 2021, it was determined that the related party receivable was uncollectible, and the entire receivable was written off as a bad debt expense included in general and administrative expenses.

Property and Equipment, net

Purchase of property and equipment are recorded at cost. Improvements and replacements of property and equipment are capitalized. Maintenance and repairs that do not improve or extend the lives of property and equipment are charged to expense as incurred. When assets are sold or retired, their cost and related accumulated depreciation are removed from the accounts and any gain or loss is reported in the consolidated statements of operations. The Company currently owns a computer with an estimated useful life of 5 years for which depreciation expense is recognized using the straight-line method.

CRYOCANN USA CORPORATION

NOTES TO THE FINANCIAL STATEMENTS

Customer Deposits

The Company receives payments from customers as down payment for the Company’s CryoMass Refinement Systems. However, since the Company has not been able to fulfill its obligations a liability has been recorded on these deposits until the Company is able to deliver the product to the customer. See Note 4 for additional details.

Revenue Recognition

The Company will determine its revenue recognition policy in accordance with ASC 606 Revenue from Contracts with Customers when it commences revenue-generating operations.

General and Administrative

General and Administrative expenses encompass travel expenses, accounting expenses, board fees, personnel costs, and professional and legal fees. Personnel costs consist primarily of consulting expense and administrative salaries and wages. Professional services are principally comprised of outside legal and professional fees.

Research and Development

Costs relating to research and development are expensed as incurred. Costs primarily relate to engineering and design salaries and related benefits, as well as material and equipment costs related to the construction, testing, product design and development of the CryoMass Refinement Systems.

Income Taxes

The Company uses the liability method of accounting for income taxes as set forth in ASC 740, Income Taxes. Under the liability method, deferred taxes are determined based on the temporary differences between the financial statement and tax basis of assets and liabilities using tax rates expected to be in effect during the years in which the basis differences reverse. A valuation allowance is recorded when it is likely that the deferred tax assets will not be realized. We assess our income tax positions and record tax benefits for all years subject to examination based upon our evaluation of the facts, circumstances and information available at the reporting date. In accordance with ASC 740-10, for those tax positions where there is a greater than 50% likelihood that a tax benefit will be sustained, our policy will be to record the largest amount of tax benefit that is more likely than not to be realized upon ultimate settlement with a taxing authority that has full knowledge of all relevant information. For those income tax positions where there is less than 50% likelihood that a tax benefit will be sustained, no tax benefit will be recognized in the financial statements.

CRYOCANN USA CORPORATION

NOTES TO THE FINANCIAL STATEMENTS

Recently Adopted Accounting Standards

In August 2016, the FASB issued ASU No. 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments, to clarify and provide specific guidance on eight cash flow classification issues that are not addressed by current GAAP and thereby reduce the current diversity in practice. The standard is effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years and early adoption is permitted. There was no significant impact on the Company’s results of operations or financial condition upon adoption of the new standard.

In March 2018, the FASB issued ASU 2018-05, Income Taxes (Topic 740): Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin No. 118, which amends the FASB Accounting Standards Codification and XBRL Taxonomy based on the Tax Cuts and Jobs Act (the “Act”) that was signed into law on December 22, 2017 and Staff Accounting Bulletin No. 118 (“SAB 118”) that was released by the Securities and Exchange Commission. The Act changes numerous provisions that impact U.S. corporate tax rates, business-related exclusions, and deductions and credits and may additionally have international tax consequences for many companies that operate internationally. The Company adoption of this ASU did not have a material impact on its financial statements.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. This amendment modifies the disclosure requirements for fair value measurements. The guidance is effective for all entities for fiscal years ending after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted. The Company elected to adopt ASU 2018-13 on January 1, 2020 and the adoption did not have a material impact on the Company’s financial statements, however, the disclosures have been updated to reflect the ASU.

Recently Issued Accounting Pronouncements

In October 2020, the FASB issued ASU 2020-10, Codification Improvements, which updates various codification topics by clarifying or improving disclosure requirements to align with the SEC’s regulations. The guidance is effective for the Company beginning in the first quarter of fiscal year 2022 with early adoption permitted. The Company will adopt ASU 2020-10 as of the reporting period beginning January 1, 2022. The Company is currently in the process of assessing the impact of this ASU on its financial statements.

Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying financial statements.

CRYOCANN USA CORPORATION

NOTES TO THE FINANCIAL STATEMENTS

Note 4 - Customer Deposits

The Company entered into a distribution agreement (the “Distribution Agreement”) with PX2 Holdings, LLC (“PX2 Holdings”) on April 11, 2020, whereby PX2 Holdings agreed to be the Company’s sole and exclusive distributor of the Company’s entire equipment product line. The Company receives customer down payments through PX2 Holdings for the Company’s CryoMass Refinement System. The Company is unable to deliver the system to customers who have made down payments, and PX2 Holdings is held in obligation, however the liability is recognized by the Company until the CryoMass Refinement System can be delivered to the customers. The Chief Executive Officer of the Company is majority shareholder in PX2. See Note 6 for more details on related parties.

As of March 31, 2021, the Company received $1,155,100 in customer deposits for the delivery of the CryoMass Refinement System from PX2 Holdings on behalf of customers. As of December 31, 2020, the Company had received $902,100 in customer deposits for the delivery of the CryoMass Refinement System from PX2 Holdings on behalf of customers. The Company recorded these deposits as a liability due to customers as of March 31, 2021, as the CryoMass Refinement Systems were incomplete as of the end of the period, with uncertainty surrounding the completion of the systems.

Note 5 - Notes Payable - Related Parties

On November 16, 2020, the Company agreed to a loan with Cimco Management Group (“Cimco”) in the principal amount of $40,000 (the “November Loan”). The November Loan matures on November 16, 2021 and interest on the loan is a flat fee of $4,000. The November Loan principal was paid in full to Cimco during the year ended December 31, 2020. The November Loan interest outstanding was paid in full to Cimco during the six months ended June 30, 2021

On December 15, 2020, the Company agreed to an additional loan in the principal amount of $40,000 (the “December Loan”). The December Loan matures on December 15, 2021 and interest on the loan is a flat fee of $4,000. The balance of the loan and interest payable were outstanding as of December 31, 2020. The December Loan principal and interest were paid in full to Cimco during the three months ended March 31, 2021. The Chief Executive Officer of the Company is a shareholder of Cimco. See Note 6 for additional details on related parties.

Note 6 - Related Party Transactions

The Company’s Chief Executive Officer is the majority shareholder in MJV Capital, LLC (“MJV Capital”). MJV Capital is considered a related party of the Company due to the common ownership of the Company’s Chief Executive Officer. During the year ended December 31, 2020, the Company issued 300 shares to MJV Capital for cash proceeds of $300,000. As of March 31, 2021 and December 31, 2020, there were no amounts due to or from MJV Capital.

The Company’s Chief Executive Officer is the majority shareholder in PolarSep. PolarSep is considered a related party of the Company due to the common ownership of the Company’s Chief Executive Officer. Additionally, three shareholders of the Company were shareholders in PolarSep, as well. As of March 31, 2021 and December 31, 2020, there was $700,000 due to PolarSep, which is included in customer deposits.

CRYOCANN USA CORPORATION

NOTES TO THE FINANCIAL STATEMENTS

The Company’s Chief Executive Officer is the majority shareholder in PX2 Holdings. PX2 Holdings is considered a related party of the Company due to the common ownership of the Company’s Chief Executive Officer. As of March 31, 2021 and December 31, 2020, there was $65,100 due to PX2 Holdings, which is included in customer deposits.

The Company’s Chief Executive Officer is the majority shareholder in Cimco. Cimco is considered a related party of the Company due to the common ownership of the Company’s Chief Executive Officer. As of March 31, 2021 and December 31, 2020, the Company owed $40,000 in notes payable and $8,000 in interest payable outstanding.

Note 7 - Owners’ Equity

The Company is authorized to issue 100,000,000 shares of common stock, no par value. The holders of the common stock are entitled to one vote per each share with respect to each matter voted on by the shareholders of the Company.

On April 27, 2020 the Company issued 3,500 shares of common stock to three shareholders. The Company issued 1,250 shares of common stock to the Chief Executive Officer for $1,250 of cash proceeds. The Company issued 1,125 to another shareholder in exchange for cash proceeds of $1,125. The Company issued an additional 1,125 shares to a third shareholder in exchange for cash proceeds of $1,125.

On July 6, 2020 the Company issued 300 shares of common stock for proceeds of $300,000.

Note 8 - Commitments and Contingencies

Legal Proceedings

The Company may be involved in lawsuits, claims and proceedings incidental to the ordinary course of business. The Company accounts for such contingencies when a loss is considered probable and can be reasonably estimated.

As of March 31, 2021, there were no material commitments or contingencies.

CRYOCANN USA CORPORATION

NOTES TO THE FINANCIAL STATEMENTS

Note 9 -Subsequent Events

The Company has evaluated subsequent events occurring after the balance sheet date through the date of September 13, 2021 which is the date the financial statements were available to be issued. Based on this evaluation, the Company has determined the following subsequent events have occurred which require adjustment to, or disclosure in the financial statements.

Customer Deposits

In connection with the Company’s failed delivery of the CryoMass Refinement System to PX2 Holdings customers, the Company entered into a forbearance and security agreement (the “Forbearance Agreement”) with PX2 Holdings, PolarSep Harvesting, Inc (“PolarSep”), and other prospective purchasers of the Company’s CryoMass Refinement System. The Agreement is effective as of April 30, 2021. Per the Forbearance Agreement, the Company has agreed to pay PolarSep $700,000, of which $387,900 is owed by PX2 Holdings to PolarSep, however the Company additionally owes PX2 Holdings $453,000, and therefore will pay the full $700,000 to PolarSep and receive an offsetting credit of $387,900 on the liability owed to PX2 Holdings for a net payment of $65,100. Additionally, the Company owes JR Farms, a third customer, $350,000 in customer deposits. These balances represent reimbursements of customer deposits received in 2020 and 2021 for the CryoMass Refinement Systems, contingent upon completion of the systems. The Chief Executive Officer of the Company is majority shareholder in PolarSep. See Note 6 for more details on related parties.

All customer deposits have been fully repaid as a result of the disposition detailed below.

Disposition

On June 22, 2021, the Company entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Andina Gold Corp. (“Andina”), pursuant to which Andina acquired substantially all the assets of the Company, (the “Acquisition”). The Acquisition closed on June 23, 2021.

The aggregate purchase price for substantially all the assets of the Company is $3,500,000 in cash consideration and 10,000,000 shares of Andina’s common stock (the “Purchase Price”), of which $1,000,000 in cash and 10,000,000 shares of Company common stock were paid at closing and a promissory note was issued for $1,252,316 payable by Andina to the Company on October 15, 2021, which represents the remaining Purchase Price of $2,500,000 minus the amount owed by the Company under a Loan Agreement dated April 23, 2021 by and between the Company and Andina.